                                   Exhibit II

                            FIRST AMENDMENT TO PLEDGE
                      AND SECURITY AGREEMENT [LAKE TRAVIS]

      THIS FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT [LAKE TRAVIS] (this Amendment") is made as of August 31, 1994, by PRIME GROUP II, L.P., an Illinois limited partnership ("Pledgor"), and KEMPER INVESTORS LIFE INSURANCE COMPANY, an Illinois insurance corporation ("Pledgee").

                                    RECITALS:

      WHEREAS, Pledgor has executed and delivered to Pledgee a certain Pledge and Security Agreement [Lake Travis], made as of March 22, 1994 (the "Pledge and Security Agreement"); and

      WHEREAS, Pledgor and Pledgee desire to amend and modify the Pledge and Security Agreement as provided herein.

      NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and Pledgee hereby agree as follows:

      1. The Pledge and Security Agreement is hereby amended and modified to substitute as Exhibit A and Exhibit A-1 thereto the "Exhibit A" and "Exhibit A-l" attached hereto and made a part hereof.

      2. Except to the extent expressly amended and modified hereby, the Pledge and Security Agreement shall remain in full force and effect, unmodified, in accordance with its terms.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date and year first above written.


                                 PRIME GROUP II, L.P., an Illinois limited partnership

                                 By: PGLP, Inc., an Illinois corporation, its General Partner

                                       By:   /s/  Michael W. Reschke
                                             -----------------------------------
                                       Its:  President


                                 KEMPER INVESTORS LIFE INSURANCE COMPANY, an Illinois insurance corporation

                                 By:   /s/  John E. Neal
                                       -----------------------------------------
                                 Its:  Authorized Signatory


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

                           ACKNOWLEDGEMENT AND CONSENT

      The undersigned hereby acknowledge and consent to the foregoing First Amendment to Pledge and Security Agreement [Lake Travis].

      Dated:  August 31, 1994


                               PRIME RETAIL, L.P., a Delaware limited
                               partnership

                               By: Prime Retail, Inc., a Maryland corporation, its general partner

                                     By:    /s/  Michael W. Reschke
                                            ------------------------------------
                                     Name:  Michael W. Reschke
                                     Title: Chairman


                               PRIME RETAIL, INC., a Maryland corporation

                               By:    /s/  Michael W. Reschke
                                      ------------------------------------------
                               Name:  Michael W. Reschke
                               Title: Chairman


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

                                    EXHIBIT A

                                 LAKE TRAVIS(1)


Project:           The Island on Lake Travis

Lender: Kemper Investors Life Insurance Company ("KILICO") has provided credit support/enhancement with respect to the Loan.

Borrower:          The Island on Lake Travis, Ltd., a Texas limited partnership

Prime              (1) The Lake Travis Island, Ltd., a Texas limited
Partner(s):        partnership, general partner (50%) [comprised of The Prime
                   Group, Inc., general partner (94%) and Prime International,
                   Inc. (6%), limited partner] and (2) Prime International,
                   Inc., limited partner (50%)

Loan: The Loan made pursuant to the Loan Agreement between Capital Health Facilities Development Corporation and Borrower dated 12/1/86 in connection with the $25,000,000 Capital Health Facilities Development Corporation Health Facilities Development Revenue Bonds (The Island on Lake Travis, Ltd. Project) Series 1986; the "Loan" shall include principal and interest payable under any note or other reimbursement obligation of Borrower to Lender relating to Lender's credit support/enhancement of the Loan

Guaranty/          Limited Recourse Guaranty [Lake Travis] by Prime Group II,
Guarantor:         L.P., an Illinois limited partnership, in favor of KILICO

Initial
Pledge
Amount:            $8,723,000

Number of
Common Units
Pledged:           690,276

--------
(1)   No reallocation pursuant to Section 2.7(c) permitted.


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

                                   EXHIBIT A-1

1.    DEVONSHIRE

Project:           The Devonshire Senior Housing Facility, Lisle, Illinois

Lender: Kemper Investors Life Insurance Company ("KILICO"). KILICO has provided credit support/enhancement with respect to the Loan.

Borrower:          The Ponds of Pembroke Limited Partnership, an Illinois
                   limited partnership

Prime              The Prime Group, Inc. (25%), general partner
Partner(s):

Loan: Collectively: (1) the Loan made pursuant to the Amended and Restated Loan Agreement between the Village of Lisle and Borrower dated 12/1/87 in connection with the $27,000,000 Village of Lisle, Illinois Multi-Family Housing Revenue Bonds (Ashley of Lisle Project) and (2) the Loan made pursuant to the Loan Agreement between the Village of Lisle, Illinois and Borrower dated 8/15/91 as amended and restated on 1/15/93 in connection with the $6,000,000 Village of Lisle, Illinois Multi-Family Housing Revenue Bonds Series 1991 (Devonshire of Lisle Project); the "Loan" shall include principal and interest payable under any note or other reimbursement obligation of Borrower to Lender relating to Lender's credit support/enhancement of the Loan

Guaranty/          Limited Recourse Guaranty [Devonshire] by Prime Group II,
Guarantor:         L.P., an Illinois limited partnership, in favor of KILICO

Initial
Pledge
Amount:            $1,442,000

Number of
Common Units
Pledged:           114,110

2.    HUNTLEY(1)(2)(3)

Project:           Vacant land in Huntley, Illinois

Lender:            Kemper Investors Life Insurance Company ("KILICO")

Borrower:          Huntley Development Limited Partnership, an Illinois limited partnership ("HDLP") and American National Bank and Trust
                   Company of Chicago, not personally but as Trustee under Trust
                   No. 109743-01, of which HDLP
                   is the sole beneficiary ("Trust").

Prime              (1) Huntley  Development Company (1%), general partner (owned
Partner(s):        100% by Prime International, Inc. ("PI")) and (2) PI (99%),
                   limited partner

Loan: Collectively: (1) the Loan evidenced by the Amended and Restated Promissory Note dated 11/30/92 of PI to KILICO in the stated principal amount of $25,100,000, as amended from time to time; (2) the Loan evidenced by the Promissory Note dated 6/13/91 of Elite Financial, Inc. ("Elite") to KILICO, as amended from time to time, the proceeds of which were used by Elite to make a loan to Borrower pursuant to the Promissory Note dated as of 6/13/91 in the original principal amount of $7,800,000; (3) the Loan evidenced by the Promissory Note of Elite to KILICO dated 5/31/91 in the original principal amount of $2,279,750, which Promissory Note was modified by an Allonge to Promissory Note dated 8/1/91 increasing the stated principal amount to $2,500,000, as further amended or modified from time to time, the proceeds of which were used by Elite to make a loan to Borrower pursuant to a Promissory Note dated 5/31/91 in the original principal amount of $2,279,750, which Promissory Note was amended by an Allonge to Promissory Note dated 8/1/91 increasing the stated principal amount to $2,500,000; and (4) the obligation of PI to purchase from KILICO a 50% participation interest in those certain Tax Increment Allocation Revenue Bonds (Huntley Redevelopment Project), Series 1 through 32, pursuant to a Bond Participation Agreement between KILICO and PI, dated as of March 22, 1994.

Guaranty/          Limited Recourse Guaranty [Huntley] by Prime Group II, L.P.,
Guarantor:         an Illinois limited partnership, in favor of KILICO

Initial
Pledge
Amount:            $8,858,000

Number of
Common Units
Pledged:           700,960

3.    LAKE TRAVIS(3)

Project:           The Island on Lake Travis

Lender: Kemper Investors Life Insurance Company ("KILICO"). KILICO has provided credit support/enhancement with respect to the Loan.

Borrower:          The Island on Lake Travis, Ltd., a Texas limited partnership

Prime              (1) The Lake Travis Island, Ltd., a Texas limited
Partner(s):        partnership, general partner (50%) (comprised of The Prime
                   Group, Inc., general partner (94%) and Prime International,
                   Inc. (6%), limited partner] and (2) Prime International,
                   Inc., limited partner (50%)

Loan: The Loan made pursuant to the Loan Agreement between Capital Health Facilities Development Corporation and Borrower dated 12/1/86 in connection with the $25,000,000 Capital Health Facilities Development Corporation Health Facilities Development Revenue Bonds (The Island on Lake Travis, Ltd. Project) Series 1986; the "Loan" shall include principal and interest payable under any note or other reimbursement obligation of Borrower to Lender relating to Lender's credit support/enhancement of the Loan

Guaranty/          Limited  Recourse  Guaranty  [Lake Travis] by Prime Group II,
Guarantor:         L.P., an Illinois limited partnership, in favor of KILICO

Initial
Pledge
Amount:            $8,723,000

Number of
Common Units
Pledged:           690,276

4.    NAPERVILLE

Project:           Vacant property in Naperville, Illinois

Lender: Kemper Investors Life Insurance Company ("KILICO") and Federal Kemper Life Assurance Company ("FKLA"), jointly and severally. KILICO has provided credit support/enhancement with respect to the Shawmut Loan (defined below) and KILICO/FKLA has made the Subordinate Loan (defined below).

Borrower:          Route 59 Partners L.P., an Illinois limited partnership

Prime              (1) The Prime Group, Inc. ("Prime") (5%), general partner,
Partner(s):        and (2) Prime (35%), limited partner

Loan: Collectively: (1) the Loan evidenced by the Amended and Restated Promissory Note of Borrower to Shawmut Bank Connecticut, N.A. dated 12/30/93 in the original principal amount of $15,500,000 (the "Shawmut Loan"); such "Loan" shall include principal and interest payable under any note or other reimbursement obligation of Borrower to Lender relating to Lender's credit support/enhancement of the Loan; and (2) the Loan evidenced by the Promissory Note of Borrower to KILICO and FKLA dated 12/30/93 in the original principal amount of $1,500,000 (the "Subordinate Loan")

Guaranty/          Limited Recourse Guaranty [Naperville] by Prime Group II,
Guarantor:         L.P., an Illinois limited partnership, in favor of KILICO and
                   FKLA

Initial
Pledge
Amount:            $2,608,000

Number of
Common Units
Pledged:           206,379

5.    300 NORTH LASALLE

Project:           320 North LaSalle, Chicago, Illinois Parking Garage

Lender:            Kemper Investors Life Insurance Company ("KILICO")

Borrower:          300 North LaSalle Limited Partnership, an Illinois limited partnership, and American National Bank and Trust Company of
                   Chicago, not personally but as trustee under Trust Number
                   110024-09, of which 300 North LaSalle Limited Partnership is the sole beneficiary

Prime              (1) Prime Group II, L.P. (98%), limited partner and (2) 300
Partner(s):        North LaSalle, Inc. (2%), general partner (owned 100% by
                   Michael W. Reschke)

Loan: Loan made pursuant to the Loan Agreement between Lender (as assignee of Lumbermens Mutual Casualty Company) and Borrower dated 2/8/90 in the original principal amount of $31,000,000

Guaranty/          Limited Recourse Guaranty [300 N. LaSalle] by Prime Group
Guarantor:         II, L.P., an Illinois limited partnership, in favor of KILICO

Initial
Pledge
Amount:            $13,288,000

Number of Common
Units
Pledged:           1,051,519

6.    150 N. RIVERSIDE(1)(2)(3)(5)

Project:           Vacant land in Chicago, Illinois

Lender:            Lumbermens Mutual Casualty Company ("Lumbermens")

Borrower:          150 N. Riverside Venture, an Illinois general partnership
Prime              Prime International, Inc. (90%), general partner
Partner(s):

Loan: Loan made pursuant to the Loan Agreement between Lumbermens and Borrower dated 10/17/88 in the original principal amount of $12,400,000

Initial
Pledge
Amount:            $0

Number of
Common Units
Pledged:           0

7.    ENTERPRISE CENTERS(6)

Projects:          (1) East Chicago Enterprise Center, comprised of industrial warehouse facilities in East Chicago, Indiana; (2) Hammond
                   Enterprise Center, comprised of industrial warehouse facilities in Hammond, Indiana; (3) Arlington Heights
                   Enterprise Center, comprised of industrial warehouse facilities in Arlington Heights, Illinois; and (4) Chicago
                   Enterprise Center, comprised of industrial warehouse facilities in Chicago, Illinois

Lender:            Kemper Investors Life Insurance Company ("KILICO")

Borrower:          (1) Enterprise Center I, L.P., an Illinois limited
                   partnership; (2) Enterprise Center II, L.P., an Illinois limited partnership; (3) Enterprise Center III, L.P., an
                   Illinois limited partnership; (4) Enterprise Center IV, L.P., an Illinois limited partnership; (5) Enterprise Center V,
                   L.P., an Illinois limited partnership; (6) Enterprise Center
                   VI, L.P., an Illinois limited partnership; (7) Enterprise
                   Center VII, L.P., an Illinois limited partnership; (8)
                   Enterprise Center VIII, L.P., an Illinois limited partnership; (9) Enterprise Center IX, L.P., an Illinois limited partnership; (10) Enterprise Center X, L.P., an
                   Illinois limited partnership; (11) Arlington Heights I, L.P., an Illinois limited partnership; (12) Arlington Heights II,
                   L.P., an Illinois limited partnership; and (13) Arlington
                   Heights III, L.P., an Illinois limited partnership

Prime              For each Borrower, K-P Enterprise Centers Limited
                   Partnership, general

Partner(s):        partner (50%), which is comprised in part by (1) K-P
                   Enterprise Centers, Inc., general partner (1%) (of which
                   Prime owns 50%), and (2) Prime Group Limited Partnership, limited partner (49%)

Loan: The indebtedness evidenced by: (1) those certain industrial revenue bonds (Enterprise Center I, L.P. Project), in the aggregate principal amount of $5,100,000, issued by the Indiana Development Finance Authority (the "IDFA Issuer");
                   (2) those certain industrial revenue bonds (Enterprise Center II, L.P. Project), in the aggregate principal amount of $5,300,000, issued by the IDFA Issuer; (3) those certain industrial revenue bonds (Enterprise Center III, L.P. Project), in the aggregate principal amount of $4,500,000, issued by the IDFA Issuer; (4) those certain industrial revenue bonds (Enterprise Center IV, L.P. Project), in the aggregate principal amount of $3,000,000, issued by the IDFA Issuer; (5) those certain industrial revenue bonds (Enterprise Center V, L.P. Project), in the aggregate principal amount of $5,700,000, issued by the IDFA Issuer;
                   (6) those certain industrial revenue bonds (Enterprise Center VI, L.P. Project), in the aggregate principal amount of $5,000,000, issued by the IDFA Issuer; (7) those certain industrial revenue bonds (Enterprise Center VII, L.P. Project), in the aggregate principal amount of $7,200,000, issued by the City of Chicago (the "CC Issuer"); (8) those certain industrial revenue bonds (Enterprise Center VIII, L.P. Project), in the aggregate principal amount of $7,000,000, issued by the CC Issuer; (9) those certain industrial revenue bonds (Enterprise Center IX, L.P. Project), in the aggregate principal amount of $4,750,000, issued by the CC Issuer; (10) those certain industrial revenue bonds (Enterprise Center X, L.P. Project), in the aggregate principal amount of $4,300,000, issued by the CC Issuer; (11) those certain industrial revenue bonds (Arlington Heights I, L.P. Project), in the aggregate principal amount of $4,500,000, issued by the Village of Arlington Heights, Illinois (the "VAH Issuer"); (12) those certain industrial revenue bonds (Arlington Heights II, L.P. Project), in the aggregate principal amount of $4,800,000, issued by the VAH Issuer; and (13) those certain industrial revenue bonds (Arlington Heights III, L.P. Project), in the aggregate principal amount of $4,900,000, issued by the VAH Issuer; the "Loans" shall include principal and interest payable under any note or other reimbursement obligation of Borrower to Lender relating to Lender's credit support/enhancement of the Loans, if applicable

Initial
Pledge
Amount:            $0

Number of
Common Units
Pledged:           0

8.    NORTHGATE(5)

Projects:          Vacant land in Addison, Illinois, together with certain
                   stores in or adjacent to Northgate Plaza, a retail shopping center in Lombard, Illinois

Lender:            Kemper Investors Life Insurance Company ("KILICO")

Borrower:          Prime 53 North Partners, an Illinois general partnership
                   ("Prime 53") and American National Bank and Trust Company of
                   Chicago, not personally but as Trustee under Trust Nos.
                   110340-06, 11206-09 and 11205-00, of which Prime 53 is the sole beneficiary ("Trust")

Prime              The Prime Group, Inc. (50%), general partner
Partner(s):

Loan: Loan evidenced by the Amended and Restated Promissory Note dated 3/22/94 of Borrower to KILICO in the original principal amount of $5,559,173

Initial
Pledge
Amount:            $0

Number of
Common Units
Pledged:           0

9.    TRIAD SUPERIOR EQUITY ADVANCE(5)

Projects:          Eight industrial revenue bond projects located in the state of Tennessee

Lender:            Kemper Investors Life Insurance Company ("KILICO")

Borrower:          Triad Development Company, an Illinois limited partnership

Prime              (1) Prime of Tennessee, Inc. (1%), general partner; (2) The
Partner(s):        Prime Group, Inc. (1%), limited partner; and (3) PGC
                   Development, Ltd. (48%), limited partner

Loan: "Triad Superior Equity" as defined in Section 3.3 of the Second Amended and Restated Agreement of Limited Partnership of Borrower

Initial
Pledge
Amount:            $0

Number of
Common Units
Pledged:           0

10.   TRIAD NON-ASSET BONDS(5)

Projects:          (1) Mabry Partners, Ltd.; (2) Middlebrook Properties, Ltd.;
                   and (3) Watkins Partners, Ltd.

Lender:            Kemper Investors Life Insurance Company ("KILICO")

Borrower:          (1) Mabry Partners, Ltd.; (2) Middlebrook Properties, Ltd.;
                   and (3) Watkins Partners, Ltd.

Prime              For each Borrower: Triad Development Company (50%), a general
Partner(s):        partner, comprised in part by (1) Prime of Tennessee, Inc.
                   (1%), general partner; (2) The Prime Group, Inc. (1%), limited partner; and (3) PGC Development, Ltd. (48%), limited partner

Loan: Collectively: (1) those certain $6,000,000 Floating Rate Monthly Demand Industrial Development Revenue Bonds (Mabry Partners, Ltd., Project) issued by The Industrial Development Board of the County of Knox, Tennessee (the "Issuer"); (2) those certain $4,500,000 Floating Rate Monthly Demand Industrial Development Revenue Bonds (Middlebrook Properties, Ltd., Project) issued by the Issuer; (3) those certain $5,100,000 Floating Rate Monthly Demand Industrial Development Revenue Bonds (Watkins Partners, Ltd., Project) issued by the Issuer

Initial
Pledge
Amount:            $0

Number of
Common Units
Pledged:           0

----------
(1) Any Dilution of Common Units shall be allocated, on a pro rata basis in accordance with the respective number of Common Units, among the projects listed on this Exhibit A-1 other than those under the headings "Huntley" and "150 N. Riverside" as provided in Exhibit C hereto, until such time as the Pledge Amount for all such projects shall be $0, at which time the Dilution shall be allocated to the project listed under the heading "Huntley", until such time as the Pledge Amount for the project listed under the heading "Huntley" shall be $0, at which time the Dilution shall be allocated to the project listed under the heading "150 N. Riverside".

(2) No reallocation pursuant to Section 2.7(b) permitted.

(3) No reallocation pursuant to Section 2.7(c) permitted.

(4) Limited Recourse Guaranty and Pledge and security Agreement will be executed and delivered by Prime Group II, L.P. to Kemper investors Life Insurance Company, in the event of reallocation under Section 2.7(b) to "150 N. Riverside." The maximum reallocation to "150 N. Riverside" , pursuant to Section 2.7(b) shall be $3,351,000.

(5) Limited Recourse Guaranty and Pledge and Security Agreement will be executed and delivered by Prime Group II, L.P. to Kemper Investors Life Insurance Company, in the event of reallocation under Section 2.7(c) to "Enterprise Centers", "Northgate", "Triad Superior Equity Advance", or "Triad Non-Asset Bonds", as the case may be.


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